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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                   FORM 8-K/A
                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 1, 1997

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                      CAPSTAR BROADCASTING PARTNERS, INC.
             (Exact name of Registrant as specified in its charter)

           DELAWARE                        333-25683                      75-2672663
        (State or other            (Commission File Number)            (I.R.S. Employer
jurisdiction of incorporation)                                      Identification Number)


   600 CONGRESS AVENUE, SUITE 1400                                       78701
            AUSTIN, TEXAS                                              (Zip code)
   (Address of principal executive
                offices)
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       Registrant's telephone number, including area code: (512) 404-6840

                                 NOT APPLICABLE
                 (former address if changed since last report)

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

     The Company has determined that the financial statements are not required to be filed.

(b) PRO FORMA FINANCIAL INFORMATION.

     The Company has determined that the proforma financial information is not required to be filed.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          CAPSTAR BROADCASTING PARTNERS, INC.
                                          (Registrant)

                                          By: /s/ WILLIAM S. BANOWSKY, JR.
                                            ------------------------------------
                                          Name: William S. Banowsky, Jr.
                                          Title: Executive Vice President

Date: August 28, 1997